EXHIBIT 99.1

KORE Receives Continued Listing Standard Notice from NYSE
KORE intends to cure the deficiency and return to compliance with NYSE listing standard
ATLANTA (September 6, 2023) – KORE Group Holdings, Inc. (NYSE: KORE, KORE WS) (“KORE”), the global pure-play Internet of Things (“IoT”) hyperscaler and provider of IoT Connectivity, Solutions and Analytics, announced that on September 5, 2023, it received a notice (“Notice”) from the New York Stock Exchange (“NYSE”) notifying KORE that it is not in compliance with the NYSE’s continued listing standards because as of August 30, 2023, the average closing price of KORE’s Common Stock (“Common Stock”) was less than $1.00 per share over a consecutive 30 trading-day period. The Notice does not result in the immediate delisting of KORE’s Common Stock from the NYSE.
KORE intends to respond to the NYSE within ten business days of receipt of the Notice affirming its intent to cure the deficiency. Pursuant to the NYSE’s rules, KORE has a six-month period following receipt of the Notice to regain compliance with the NYSE’s minimum share price requirement.
KORE intends to consider a number of available alternatives to cure its non-compliance with the applicable price criteria in the NYSE’s continued listing standards. KORE can regain compliance with the minimum share price requirement at any time during the six-month cure period if, on the last trading day of any calendar month during the cure period or on the last day of the cure period, KORE has (i) a closing share price of at least $1.00, and (ii) an average closing share price of at least $1.00 over the 30 trading-day periods ending on the last trading day of that month.
KORE’s Common Stock will continue to be listed and trade on the NYSE during this period, subject to its compliance with other NYSE continued listing standards. The receipt of the Notice does not affect KORE’s business, operations or reporting requirements with the Securities and Exchange Commission.
About KORE
KORE is a pioneer, leader, and trusted advisor delivering mission critical IoT solutions and services. We empower organizations of all sizes to improve operational and business results by simplifying the complexity of IoT. Our deep IoT knowledge and experience, global reach, purpose-built solutions, and deployment agility accelerate and materially impact our customers’ business outcomes. For more information, visit korewireless.com.

Cautionary Note on Forward-Looking Statements
This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private

Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Although KORE believes the expectations reflected in any forward-looking statement are based on reasonable assumptions, it can give no assurance that its expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to, KORE’s ability to cure the deficiency set forth in the Notice and for its equity securities to remain listed on the NYSE. Forward-looking statements speak only as of the date they are made. Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports KORE files with the U.S. Securities and Exchange Commission, including those in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2022 and any updates thereto in the Company’s Quarterly Reports on Form 10-Q. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. KORE has no obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise, and does not undertake to do so except as required by law.

KORE Investors Contact:
Charley Brady
Vice President, Investor Relations
investors@korewireless.com
+1-678-392-2335

KORE Media Contact:
Alisa Moloney
Senior Director of Marketing
Email: amoloney@korewireless.com
+1-770-365-8382